PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated January 15, 2016,
to
Prospectuses dated May 1, 2015,
 for
 VUL Protector® Variable Universal Life Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

Name Change: Pyramis Global Advisers, LLC

On September 30, 2015, Pyramis Global Advisers, LLC changed its name to FIAM LLC.  Due to this change, the AST Pyramis® Quantitative Portfolio row in the Affiliated Funds table is deleted and replaced with the following:

AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC

Name Change: Neuberger Berman Management LLC and Neuberger Berman LLC

On January 1, 2016, Neuberger Berman Management LLC and Neuberger Berman LLC transferred investment advisory services to Neuberger Berman Fixed Income LLC.  Also at that time, Neuberger Berman Fixed Income LLC changed its name to Neuberger Berman Investment Advisers LLC.  Due to this change the Neuberger Berman AMT Socially Responsive Portfolio row in the Unaffiliated Funds table is deleted and replaced with the following:

Neuberger Berman AMT Socially Responsive Portfolio - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP108
VULP14, VULP15